UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 17, 2006
                                                 -------------------------------

                            SURGE GLOBAL ENERGY, INC.
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             (Exact name of registrant as specified in its charter)

           Delaware                     000-24269                34-1454529
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 (State or other jurisdiction          (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

   12220 El Camino Real, Suite 410                                  92130
         San Diego, California
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code        (858) 704-5010
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 REGISTRANT'S BUSINESS AND OPERATIONS

      Item 1.01 Entry into a Material Definitive Agreement

      Pursuant to a Securities Purchase Agreement, dated March 17, 2006, between Surge Global Energy, Inc. and the following purchasers, we completed an unregistered sale of 1.2 million shares of common stock at $1.50 per share, which resulted in gross proceeds to our company of $1,800,000, between March 17, 2006, and March 23, 2006: Happy Hollow, Ltd; Amy S. Bernstein Trust; Ori L. Zemer Trust; Tal Zemer Trust; Mario Nargi; Kashay Defined Benefit Pension Plan; Victor Mellul; Howard Miller; Rafi Tal; Irving Plaksen TTEE of the Revocable Trust; Jack Kozuch; and Jeffrey Tadder.

      The Securities Purchase Agreement contains representations, warranties and covenants on behalf of our company and the purchasers which are customary for transactions of this type. In addition, at closing we issued to each purchaser a warrant to purchase an equal number of shares of common stock at a price of $2.00 per share for a period of five years beginning on the closing date, which occurred between March 17, 2006, and March 23, 2006.

      At closing, we also entered into a Registration Rights Agreement with each purchaser of common stock. We are required to register the resale of the common stock issued and the common stock that may be issued upon exercise of the warrants, by filing a registration statement within 45 days of closing and by using our best efforts to cause the registration statement to be effective within 180 days following closing. We are also required to register or qualify such resales under any state "blue sky" laws.

      The foregoing description of the transaction does not purport to be complete and is qualified in its entirety by reference to the actual agreements, which are filed as exhibits to this report and are incorporated herein by reference.

SECTION 3 SECURITIES AND TRADING MARKETS

      Item 3.02. Unregistered Sales of Equity Securities.

      The information in Item 1.01 of this Form 8-K is hereby incorporated by reference. All of the purchasers were accredited investors, and we relied upon Rule 506 of Regulation D to determine an exemption from registration. The offer did not involve a public offering or general solicitation. No commissions were paid on the issuance and sale of the common stock. The offer closed upon receipt of the final investment on March 23, 2006. The share certificates and the warrant are restricted stock and contain appropriate restrictive legends pursuant to Rule 144 of the Securities and Exchange Act of 1933.

SECTION 5 CORPORATE GOVERNANCE AND MANAGEMENT

      Item 5.02. Resignation of Principal Officers; Appointment of Principal
                 Officers; Election of Directors

            (d)   Election of Directors

      On March 22, 2006, we appointed Daniel Schreiber, Chief Executive Officer of Granite Financial Group, and Barry Nussbaum, Founder and President of BNC Real Estate, to serve as directors of Surge Global Energy, Inc.

SECTION 8 OTHER EVENTS

      Item 8.01. Other Events.

      On March 23, 2006, we issued a press release announcing the appointment of our new directors. A copy of this press release is filed as Exhibit 99.1 to this Report.

SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

      Item 9.01. Financial Statements and Exhibits.

            (c)   Exhibits


4.1         Form of Warrant to Purchase Common Stock

10.1        Form of Securities Purchase Agreement

10.2        Form of Registration Rights Agreement

99.1        Press Release

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SURGE GLOBAL ENERGY, INC.,
                                        a Delaware corporation


Date: March 23, 2006                    By: /s/ David Perez
                                            ------------------------------------
                                            David Perez,
                                            Chief Executive Officer